UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

ATOSSA GENETICS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-35610 (Commission file number)	26-4753208 (IRS Employer Identification No.)

4105 E. Madison Street, Suite 320, Seattle, Washington 98112
(Address of principal executive offices and zip code)

(206) 325-6086
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 13, 2013, Atossa Genetics Inc. issued a press release announcing it had entered into a contract with FedMed, Inc. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Forward-looking statements in this Form 8-K are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks and uncertainties associated with actions by the FDA, regulatory clearances, responses to regulatory matters, Atossa's ability to continue to manufacture and sell its products, the efficacy of Atossa's products and services, the market demand for and acceptance of Atossa's products and services and other risks detailed from time to time in Atossa's filings with the Securities and Exchange Commission, including without limitation its registration statement form S-1 filed January 28, 2013, and periodic reports on Form 10-K and 10-Q, each as amended and supplemented from time to time.

Item 9.01. Financial Statements and Exhibits (d) Exhibits 99.1 Atossa Genetics Inc. Press Release issued March 13, 2013

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: March 13, 2013	By:	/s/ Steven C. Quay
Steven C. Quay, M.D., Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Atossa Genetics Inc. Press Release issued on March 13, 2013